                                                                    EXHIBIT 99.1


                             CORNERSTONE PROPERTIES
                       [GRAPHIC OMITTED][GRAPHIC OMITTED]






                                  FIRST QUARTER

                                      2000

                              SUPPLEMENTAL PACKAGE








THIS SUPPLEMENTAL PACKAGE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, MANY OF WHICH CANNOT BE PREDICTED WITH ACCURACY, THAT COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF CORNERSTONE TO DIFFER MATERIALLY FROM THOSE REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS. INFORMATION CONTAINED IN THIS SUPPLEMENTAL PACKAGE REGARDING CURRENT AND FUTURE MARKET CONDITIONS IS BASED ON CORNERSTONE'S ASSESSMENT OF REAL ESTATE MARKETS AS OF THIS DATE AND IS SUBJECT TO THE UNCERTAINTIES INHERENT IN SUCH AN ASSESSMENT. IN PARTICULAR, BUT NOT EXCLUSIVELY, NATIONAL AND REGIONAL ECONOMIC CONDITIONS, THE RATE OF NEW CONSTRUCTION, AND DEMAND AND SUPPLY IN A GIVEN MARKET WILL AFFECT LEASING ACTIVITY, PROJECTED RENTS AND THE COST OF LEASE RENEWALS.

                                                        MAY 10, 2000

-------------------------------------------------------------------------------
                                TABLE OF CONTENTS




                                                                                   PAGE

    FINANCIAL HIGHLIGHTS

            Key Financial Data                                                         1
            Statements of Operations                                                   2
            Funds from Operations Statements                                           3
            Balance Sheets                                                             4
            Same Store Results and Analysis                                            5
            Joint Venture Information / Net Effective Square Footage               6 - 7
            Developments                                                               8
            Debt Summary                                                               9
            Debt Maturity Schedule                                                    10



    PORTFOLIO DATA

            Regional Summary                                                          11
            Summary of MSA's                                                          12
            Occupancy Summary                                                         13
            10 Largest Tenants                                                        14
            Lease Expiration Schedule                                                 15
            Rollover of Top 10 Markets                                                16
            Portfolio by SIC Code                                                     17
            Office Property Statistics                                           18 - 20


    OFFICE MARKET GRAPHS

            Major U.S. Office Market Summary                                          21
            The Company's 20 Largest Markets                                          22
            Company's 20 Largest Markets / Vacancy Rates - Class A vs. All            23















--------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------
KEY FINANCIAL DATA
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                              --------------------------------------------------------------------------------
                                                            3/31/99       6/30/99       9/30/99      12/31/99         3/31/00
                                              --------------------------------------------------------------------------------
SHARES AND UNITS:
Common Shares Outstanding                               128,210,784   128,414,387   129,610,536   129,252,303     129,390,261
Units Outstanding                                        20,333,607    20,333,607    19,131,785    19,131,785      19,103,202
                                              --------------------------------------------------------------------------------
Combined Shares and Units                               148,544,391   148,747,994   148,742,321   148,384,088     148,493,463
                                              --------------------------------------------------------------------------------
Weighted Average - Basic                                148,544,391   148,593,864   148,648,281   148,681,127     148,408,296
Weighted Average - Diluted                              152,569,263   152,698,711   152,792,806   152,617,790     152,568,629

SHARE PRICE & DIVIDENDS
At the end of the period                                    $14.625       $15.875       $15.250       $14.625         $17.438
High during period                                           16.500        16.938        16.063        15.438          17.438
Low during period                                            14.250        14.250        15.125        13.063          14.313
Dividends declared                                             0.30          0.30          0.30          0.30            0.51

MARKET CAPITALIZATION:
Market Value of Common Equity                            $2,172,462    $2,361,374    $2,268,320    $2,170,117      $2,589,355
Preferred Equity                                             50,000        50,000        50,000        50,000          50,000
Total Debt                                                1,983,148     1,986,593     1,875,471     1,777,331       1,738,211
                                              --------------------------------------------------------------------------------
Total Market Capitalization                              $4,205,610    $4,397,967    $4,193,791    $3,997,448      $4,377,566
                                              --------------------------------------------------------------------------------
Total Debt / Total Market Capitalization                      47.2%         45.2%         44.7%         44.5%           39.7%

SELECTED BALANCE SHEET DATA
Book Value of Real Estate Assets (before accum depr)(a)  $4,392,109    $4,299,160    $4,126,711    $4,013,650      $4,130,157
Total Assets                                              4,282,226     4,263,124     4,155,152     4,170,228       4,154,098
Total Liabilities                                         2,102,565     2,093,280     2,028,923     1,890,636       1,885,015
Total Minority Interests                                    311,369       308,812       287,172       307,098         306,198
Total Shareholders' Equity                                1,868,292     1,861,032     1,839,057     1,972,494       1,962,885

SELECTED OPERATING DATA
Total Revenues                                             $151,765      $153,629      $156,539      $155,515        $150,956
Net - Straight Line revenue/expense adjustment                6,980         6,712         6,292         5,822           6,427
Capitalized Interest                                            311           376           265           499           1,063
Scheduled Principal Payments                                    N/A           N/A           N/A           N/A             N/A
Property NOI                                                 99,636       103,209       103,356       102,896         104,050
Property Operating Margin                                     66.1%         66.5%         65.9%         66.4%           68.7%
General & Administrative Expense                              6,136         6,435         7,225         7,210           7,023
G & A as a percentage of total revenues                        4.0%          4.2%          4.6%          4.6%            4.7%

EBITDA
EBITDA - (including Joint Ventures)                          95,951        98,042        98,516        99,937         100,017
EBITDA per weighted average share - basic                      0.65          0.66          0.66          0.67            0.67
EBITDA per weighted average share - diluted                    0.63          0.64          0.64          0.65            0.66

RATIOS
Interest Coverage Ratio                                         2.7           2.8           2.8           2.9             3.2
Fixed Charge Coverage Ratio                                     2.7           2.7           2.7           2.8             3.0

FFO
Funds From Operations - basic (b)                            59,363        60,382        60,587        62,840          65,832
FFO per  weighted average share - basic                        0.40          0.41          0.41          0.42            0.44
FFO per  weighted average share -diluted                       0.39          0.40          0.40          0.41            0.43
FFO payout ratio - diluted                                      77%           75%           75%           73%            119%

FAD
Funds Available for Distribution (c)                         45,956        46,981        47,718        51,109          53,466
FAD per weighted average share - basic                         0.31          0.32          0.32          0.34            0.36
FAD per weighted average share - diluted                       0.30          0.31          0.31          0.33            0.35
FAD payout ratio - diluted                                      97%           95%           93%           87%            142%

PORTFOLIO STATISTICS:
Buildings Owned                                                  96            96            89            85              84
Total Square Footage (d)                                 20,224,471    20,223,365    18,777,068    17,253,102      17,558,919
Leased at End of Quarter (d)                                  96.0%         97.0%         98.0%         97.0%           97.2%
Parking Facilities                                              N/A           N/A           N/A           N/A             N/A
Number of Spaces                                                N/A           N/A           N/A           N/A             N/A
Residential Properties                                          N/A           N/A           N/A           N/A             N/A
Number of Units                                                 N/A           N/A           N/A           N/A             N/A

(a) Includes net book value of assets held for sale as of the balance sheet date.

(b) The White Paper on Funds from Operations ("FFO") approved by the Board of Governors of the National Association of Real Estate Investment
        Trusts ("NAREIT") in March 1995 defines Funds from Operations as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring and sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

(c)    Funds Available for Distribution ("FAD") is defined as Funds from
       Operations minus the average of recurring tenant leasing costs for the last five years times the five year average quarterly lease expirations adjusted for minority interest, minus recurring capital expenditures adjusted for minority interest and straight-line rents adjusted for minority interest.

(d)    Adjusted for Minority Interest.








----------------------------------------------------------------------------------------------------------------------

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               FOR THE THREE MONTHS ENDED MARCH 31, 2000 AND 1999
            (Dollar amounts in thousands, except per share amounts)
                                   (Unaudited)


                                                             THREE MONTHS    THREE MONTHS
                                                                ENDED           ENDED
                                                              MARCH 31,       MARCH 31,
                                                                2000            1999
                                                            -------------    -------------

REVENUES
       Office and parking rentals                             $ 147,826      $ 149,476
       Earnings in joint ventures                                   110            305
       Interest and other income                                  3,020          1,984
                                                              ---------      ---------
           TOTAL REVENUES                                       150,956        151,765
                                                              ---------      ---------

EXPENSES
       Building operating expenses                               27,339         31,077
       Real estate taxes                                         18,137         19,524
       Interest expense                                          31,039         34,358
       Depreciation and amortization                             24,390         25,085
       General and administrative                                 7,023          6,136
                                                              ---------      ---------
           TOTAL EXPENSES                                       107,928        116,180
                                                              ---------      ---------
                                                                 43,028         35,585
                                                              ---------      ---------
Other income (expenses)
      Carrying value in excess of market value of assets
           held for sale                                           (803)          --
      Gain on sale of real estate assets                          2,260           --
                                                              ---------      ---------
           TOTAL OTHER INCOME (EXPENSES)                          1,457           --
                                                              ---------      ---------

MINORITY INTEREST
     Minority interest in operating partnership                  (5,436)        (4,473)
     Minority interest in joint ventures                         (1,474)        (1,450)
                                                              ---------      ---------
           TOTAL MINORITY INTEREST                               (6,910)        (5,923)
                                                              ---------      ---------

                                                              ---------      ---------
Income before cumulative effect of a change in accounting
  principle                                                      37,575         29,662
                                                              ---------      ---------

Cumulative effect of a change in accounting principle              --             (630)
                                                              ---------      ---------

NET INCOME                                                    $  37,575      $  29,032
                                                              =========      =========

Income applicable to preferred stock                          $    (875)     $    (875)
                                                              ---------      ---------

Income applicable to common stock                             $  36,700      $  28,157
                                                              =========      =========

Income before cumulative effect of a change in
     accounting principle per common share                    $    0.28      $    0.22
                                                              =========      =========

Cumulative effect of a change in accounting
     principle per common share                               $    --        $    --
                                                              =========      =========

Basic income per common share                                 $    0.28      $    0.22
                                                              =========      =========

DILUTED INCOME PER COMMON SHARE                               $    0.28      $    0.22
                                                              =========      =========

                           CORNERSTONE PROPERTIES INC.
                              FUNDS FROM OPERATIONS
                             MARCH 31, 2000 AND 1999


                                                      ------------------------------
                                                       Three Months   Three Months
                                                          Ended          Ended
                                                        March 31,      March 31,
                                                           2000           1999
                                                      ------------------------------
                                                  (in thousands, except per share amounts)

Net Income                                             $  37,575      $  29,032

 NAREIT Adjustments:
        Depreciation and Amortization (1)                 24,390         25,085
        Minority Adjustments                                (686)          (677)
        Unconsolidated Depreciation (2)                      382            373
        Cumulative Effect of a Change in
             Accounting Principle                           --              630
        Impairment Costs                                     803           --
        Gain on Sale of Assets                            (2,260)          --

 Other Adjustments:
        Severance Payments                                  --              247
        Minority Interest Allocated to Unitholders         5,436          4,473

                                                       ------------------------
 Funds From Operations                                 $  65,640      $  59,163

 Interest Expense On Convertible Note                        192            200

                                                       ------------------------
 Funds From Operations                                 $  65,832      $  59,363
                                                       ========================

 Weighted Average Shares/Units Outstanding               148,408        148,544
 Weighted Average Diluted Shares/Units Outstanding       152,569        152,569

 FFO Per Share/Unit-basic                              $    0.44      $    0.40
                                                       ========================
 FFO Per Share/Unit-diluted                            $    0.43      $    0.39
                                                       ========================


 (1) For the three months ended March 31, 2000 and 1999, the depreciation and amortization adjustment includes $990,000 and $1,003,000, respectively of amortization relating to the intangible management and development company assets that were acquired as part of the Wilson Acquisition.



 (2) For the three months ended March 31, 2000 and 1999, the unconsolidated depreciation adjustment includes $179,000 and $169,000, respectively of amortization relating to the intangible management and development company assets that were acquired as part of the Wilson Acquisition.

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                          (Dollar amounts in thousands)


                                                                                MARCH 31,       DECEMBER 31,
                                                                                  2000              1999
                                                                            ----------------    -------------
                                                                              (UNAUDITED)
ASSETS
Developments in progress:
       Land                                                                    $    46,132      $    46,132
       Development costs                                                            26,198           17,000
Rental Property, at cost:
       Land                                                                        657,890          646,852
       Buildings, leasehold interests and improvements                           3,111,138        3,084,466
       Deferred lease costs                                                        157,747          157,015
                                                                               -----------      -----------
                                                                                 3,999,105        3,951,465
       Less: Accumulated depreciation and amortization                             310,851          290,998
                                                                               -----------      -----------
          Total Development and Rental Property                                  3,688,254        3,660,467

Assets held for sale                                                               131,052           62,185
Cash and cash equivalents                                                           27,199           19,679
Restricted cash                                                                     71,844          222,043
Investment in joint ventures                                                        31,827           31,725
Other deferred costs, net of accumulated amortization of $8,813 and $7,092          40,944           42,655
Deferred tenant receivables                                                         84,203           77,243
Tenant and other receivables, net                                                   18,608           14,725
Other assets                                                                        60,167           39,506
                                                                               -----------      -----------
TOTAL ASSETS                                                                   $ 4,154,098      $ 4,170,228
                                                                               ===========      ===========

LIABILITIES
Long-term debt, inclusive of $15,423 and $16,149 of unamortized premium        $ 1,383,111      $ 1,448,331
Credit facility                                                                    355,100          329,000
Accrued interest                                                                    11,384           10,961
Accrued real estate taxes                                                           25,405           16,457
Accounts payable and accrued expenses                                               39,006           45,006
Distributions payable                                                               29,714             --
Unearned revenue and other liabilities                                              41,295           40,881
                                                                               -----------      -----------
TOTAL LIABILITIES                                                                1,885,015        1,890,636
                                                                               -----------      -----------

MINORITY INTEREST
Minority interest in operating partnership                                         283,221          284,566
Minority interest in joint ventures                                                 22,977           22,532
                                                                               -----------      -----------
TOTAL MINORITY INTEREST                                                            306,198          307,098
                                                                               -----------      -----------


Commitments and contingencies

Redeemable preferred stock; 344,828 shares authorized;
   0 shares issued and outstanding                                                    --               --

STOCKHOLDERS' EQUITY
7% Cumulative convertible preferred stock, $16.50 stated value;
   65,000,000 shares authorized; 3,030,303 shares issued and outstanding            50,000           50,000
Common stock, no par value; 250,000,000 shares authorized;
   129,748,494 shares issued and 129,390,261 shares outstanding                       --               --
Paid-in capital                                                                  1,807,923        1,808,943
Retained earnings                                                                   82,796          111,150
Accumulated other comprehensive income                                              29,362            9,424
Deferred compensation                                                               (2,185)          (2,012)
                                                                               -----------      -----------
                                                                                 1,967,896        1,977,505
Treasury stock, 358,233 shares, at cost                                             (5,011)          (5,011)
                                                                               -----------      -----------
TOTAL STOCKHOLDERS' EQUITY                                                       1,962,885        1,972,494
                                                                               -----------      -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                     $ 4,154,098      $ 4,170,228
                                                                               ===========      ===========


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SAME STORE RESULTS
(DOLLARS IN THOUSANDS)


                                                                   FOR THE THREE MONTHS ENDED MARCH 31,              CHANGE
                                                            ------------------------------------------------------------------------
                                                                                2000                    1999            $         %
                                                            ------------------------------------------------------------------------

Property Revenues (excluding straight-line rent adjustment)                 $138,740                $128,207      $10,533      8.2%
Straight -line rent adjustment                                                 6,550                   6,379          171      2.7%
                                                            ------------------------------------------------------------------------
Total Property Revenues                                                      145,290                 134,586       10,704      8.0%
                                                            ------------------------------------------------------------------------

Real Estate Taxes                                                             18,123                  18,131           (8)     0.0%
Controllable Expenses (a)                                                     27,337                  27,457         (120)    -0.4%
                                                            ------------------------------------------------------------------------
Total Property Operating Expenses                                             45,460                  45,588         (128)    -0.3%
                                                            ------------------------------------------------------------------------

Net Operating Income - GAAP Basis                                           $ 99,830                 $88,998      $10,832     12.2%
                                                            ------------------------------------------------------------------------

Operating Margin - GAAP Basis                                                  68.7%                   66.1%         2.6%
                                                            ------------------------------------------------------------------------

Net Operating Income - Cash Basis                                           $ 93,280                $ 82,619      $10,661     12.9%
                                                            ------------------------------------------------------------------------

Lease Settlements (included in Property Revenues)                                N/A                     N/A          N/A       N/A
Operating Margin (GAAP) - excluding Lease Settlements                            N/A                     N/A          N/A

Percentage Leased at end(3/31/00)/ start(12/31/98) of period                   97.4%                   95.3%         2.1%
Properties                                                                        82

Total Square Footage                                                      17,580,009


(a) Controllable expenses are defined as Operating Expenses excluding real estate tax expense.

MINORITY SHARING IN CASH FLOWS AND RESIDUAL PROCEEDS



      Seven of the Company's properties are held in partnerships which allow the Company's partners to participate in the cash flows of their respective properties. The following discussion provides the details of partner's participation in the cash flow of each of the respective properties.


Norwest Center

      Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. The remaining cash flow is paid first to Cornerstone, as a 7% cumulative preference return on its capital base of $92.3 million ($6,461,000), and then any remaining cash flow is split 50% to Cornerstone and 50% to their partner, Sixth & Marquette Limited Partnership ("S&M"). Should cash flow be insufficient to pay the preference return ("Preference Deficit"), it will accumulate and earn interest at 7%. Any Preference Deficit will be paid as the first priority payment after debt service. Cash flow and earnings for the three months of 2000 were split 73.45% to Cornerstone and 26.55% to S&M. Sales proceeds from Norwest Center will be split as follows as of March 31, 2000:

      1)    To Debt             $110.0 million
      2)    To Cornerstone        92.3 million
      3)    To Cornerstone         9.3 million
      4)    To Cornerstone         1.0 million
      5)    To S&M                33.4 million
      6)    The remaining proceeds will be split 50/50 among the two partners.



Washington Mutual Tower

      Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. The remaining cash flow is paid first to Cornerstone as a 9.53% preference return on its capital base of $47.0 million ($4,479,000); next to pay the Preference Deficit on the second preference return (currently $8.6 million); then to Cornerstone as an 8% second preference return on its capital base of $100.0 million ($8,000,000). Any remaining cash flow is split 50% to Cornerstone and 50% to 1212 Partnership, Cornerstone's partner. The cumulative Preference Deficit earns interest at a rate of 8% until it is repaid. 1212 Partnership does not currently share in the cash flow from Washington Mutual Tower. With regard to the sale of the building, the Company will receive the first $155.6 million of proceeds after repayment of the $79.1 million mortgage ($234.7 million in total proceeds). Any proceeds above this amount will be split 50/50 with Cornerstone's partners.

191 Peachtree Street

      Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. Cornerstone receives the remaining cash flow until such time as its cumulative undistributed preferred return ($15.8 million as of 3/31/00) has been reimbursed. Excess cash flow will be split 80% to Cornerstone and 20% to CH Associates, Ltd. Sales proceeds from 191 Peachtree Street will be split as follows as of March 31, 2000:

            1)    To Debt                         $  1.8 million
            2)    To Cornerstone (as partial
                  holder Of the debt)             $156.0 million
            3)    To Cornerstone for its
                  undistributed preferred return  $ 15.8 million
            4)    To Cornerstone for its priority
                  capital contribution            $145.0 million



500 Boylston and 222 Berkeley Street

      Distributions of cash flows and sales proceeds are shared in proportion to Cornerstone's 91.5% partnership interest and Hines' 8.5% partnership interest.



One Post Street, San Francisco

      Distributions of cash flows and sales proceeds are shared in proportion to Cornerstone's 50.0% interest and McKesson Corporation's 50.0% interest. This property is accounted for using the equity method of accounting.



120 Montgomery Street, San Francisco

      Distributions of cash flows and sales proceeds are shared in proportion to Cornerstone's 66.7% partnership interest and Sansome Partners III, L.P.'s 33.3% partnership interest.


-----------------------------------------------------------------------------------------------------------------------------------
                                    3
(As of 03/31/00)

                           ESTIMATED                                                                            TOTAL      CURRENT
                           PLACED IN                              NUMBER OF                    COSTS INCURRED   ESTIMATED PERCENTAGE
(DOLLARS IN THOUSANDS)     SERVICE DATE (A)    LOCATION           BUILDINGS   SQUARE FEET      AS OF 03/31/00   COSTS (A)   LEASED
------------------------------------------------------------------------------------------------------------------------------------

WHOLLY-OWNED
Seaport Plaza (b)            4Q/00             Redwood City, CA         1        160,000        $ 21,914         $ 40,100       100%
Concar (c)                   3Q/01             San Mateo, CA            2        200,000           1,871           52,300         0%
Parkside Towers (d)          4Q/01             Foster City, CA          2        398,000          40,672          124,000       100%
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL                                                                          758,000        $ 64,457        $ 216,400        74%
------------------------------------------------------------------------------------------------------------------------------------
TAKE OUT-PROJECTS
US Banc Corp Center (e)      2Q/00             Minneapolis, MN          1        929,000           $ 164        $ 168,000        75%
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL                                                                          929,000           $ 164        $ 168,000        75%
------------------------------------------------------------------------------------------------------------------------------------
JOINT VENTURES
Ferry Building (f)           3Q/02             San Francisco, CA        1        229,000           3,997           62,500         0%
Larkspur Landing (g)         2Q/03             Larkspur, CA             3        168,000             495           43,300         0%
First and Howard (h)          TBD              San Francisco, CA        4      1,169,000           3,217          365,000         0%
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL                                                                        1,566,000         $ 7,709        $ 470,800         0%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL/WEIGHTED AVERAGE                                                   3,253,000        $ 72,330        $ 855,200        39%
------------------------------------------------------------------------------------------------------------------------------------



                                                COST INCURRED AS OF
BALANCE SHEET RECONCILIATION                               03/31/00
-------------------------------------------------------------------

Wholly-Owned Developments                                  $64,457
Take Out-Projects                                              164
Joint Ventures                                               7,709
-------------------------------------------------------------------
Developments in process                                    $72,330
-------------------------------------------------------------------


(a) The Estimated Placed in Service date represents the date the certificate of occupancy has been or is anticipated to be obtained. Subsequent to obtaining the certificate of occupancy, the property will undergo a lease up period. The Total Estimated Costs include amounts attributable to tenanting the property.

(b)  100% pre-leased to a public software company for a twelve year lease term.

(c) 69-year ground lease with a participation feature. The completion costs above assumes an imputed land value of $7.5 million.

(d) Project features 381,000 rsf office, 17,000 rsf retail, three levels of parking and a one-acre park. The project is 100% leased to Inktomi, a developer of search engine and directory software.

(e) Pre-sale with the Ryan Companies. 75% pre-leased with an additional 5% expected in the final stages of negotiation.


(f) Ferry Building is a 65 year master lease that provides for a 50% participation to the Port after receipt by Cornerstone of an 11% return on equity.

(g) Larkspur Landing is a joint venture project with Campus Properties which will include two office buildings, a hotel and a shared parking facility. The joint venture expects to sell off the hotel portion of the property. Campus will receive a promoted share of the cash flow above a cumulative preferred return to equity. After 5 years, Cornerstone has the option to acquire Campus' position by capitalizing the then-current rent and paying Campus its share of the value in excess of costs.

(h) The First & Howard urban campus will consist of 4 separate buildings. Each of the phases will involve one or two JV partners. Marketing of this CBD campus will be targeted to growth businesses such as software, media and business services. The Cornerstone weighted average ownership of the entire project is anticipated to be 68%.


-----------------------------------------------------------------------------------------------------------------------------------

DEBT SUMMARY
(As of 3/31/00)
(Dollars in thousands)


                                                                   ALL IN/            PRINCIPAL   MATURITY     DUE AT     MATURITY
Property                                                        EFFECTIVE RATE        BALANCE      DATE        MATURITY   IN YEARS
----------------------------------------------------------------------------------------------------------------------------------
SECURED MORTGAGE DEBT
TransPotomac Plaza                                                       7.28%         65,000      Oct-00      65,000
West Wilshire Office and Medical                                         7.54%         16,652      Jan-02      16,090
Searise Office Tower                                                     7.54%         11,419      Jan-02      11,052
Exposition Centre                                                        8.00%          4,937      May-02       4,760
Wilshire Palisades                                                       6.70%         28,066      Jul-02      26,658
110 Atrium Place                                                         7.68%         20,879      Mar-04      19,821
527 Madison Avenue and One Lincoln Centre                                7.47%         65,000      Oct-04      65,000
Sixty State Street                                                       6.84%         76,866      Jan-05      72,267
Island Corporate Center                                                  6.70%         13,215      Apr-05      12,275
Washington Mutual Tower                                                  7.53%         79,100      Nov-05      79,100
Janss Court                                                              8.69%         16,863      Dec-05      15,575
Agoura Hills                                                             7.70%         11,495      Dec-05       9,504
Norwest Center                                                           8.74%        110,000      Dec-05     110,000
Bayhill 4,5,6 & 7                                                        8.35%         53,518      Dec-06      45,878
Market Square and 200 Galleria                                           7.54%        120,000      Oct-07     120,000
Corporate 500 Centre                                                     6.66%         88,044      Nov-08      70,314
188 Embarcadero                                                          7.26%         15,548      Aug-09      12,397
Centerside II                                                            7.26%         24,164      Aug-09      19,266
700 North Brand                                                          7.26%         26,838      Aug-09      21,397
Golden Bear Center                                                       7.26%         20,401      Aug-09      16,265
Bixby Ranch                                                              7.26%         28,422      Aug-09      22,661
One Memorial                                                             7.26%         62,885      Aug-09      50,138
Peninsula Office Park 1,3,4,5,6,8 & 9                                    7.23%         87,802      Nov-09      70,026
Embarcadero Place A,B,C,D                                                7.23%         38,007      Nov-09      30,313
201 California Street                                                    7.23%         44,340      Nov-09      35,363
Tower 56                                                                 7.23%         24,932      Nov-09      19,884
125 Summer Street                                                        7.23%         78,553      Nov-09      62,649
----------------------------------------------------------------------------------------------------------------------------------
SECURED - FIXED                                                          7.44%      1,232,946               1,103,653          6.9
----------------------------------------------------------------------------------------------------------------------------------

SECURED - VARIABLE
----------------------------------------------------------------------------------------------------------------------------------
Seaport Centre                                LIBOR plus 1.50%           7.63%         57,819      Dec-01      56,295
Convertible Promissory Note due 2001 (a)              8.11%max           6.63%         12,926      Jan-01      12,926
120 Montgomery                                LIBOR plus 1.40%           7.53%         48,002      Nov-02      46,342
Norris Tech Center                            LIBOR plus 1.65%           7.78%         15,995      Dec-03      14,818
----------------------------------------------------------------------------------------------------------------------------------
 SECURED - VARIABLE                                                      7.52%        134,742                 130,381          1.7
----------------------------------------------------------------------------------------------------------------------------------

TOTAL SECURED DEBT                                                       7.45%      1,367,688               1,234,034          6.4
----------------------------------------------------------------------------------------------------------------------------------

$550.0 Million Line of Credit                 Libor + 140 bp
                                              plus facility fee
                                              of 40bp used portion
                                              of Line of Credit          6.07%        355,100      Nov-01     355,100

----------------------------------------------------------------------------------------------------------------------------------
 TOTAL LINES OF CREDIT - VARIABLE                                        6.07%        355,100                 355,100          1.6
----------------------------------------------------------------------------------------------------------------------------------



TOTAL CONSOLIDATED DEBT - FIXED                                          7.44%    $ 1,232,946             $ 1,103,653          6.9
----------------------------------------------------------------------------------------------------------------------------------

Total Consolidated Debt - Variable                                       6.47%      $ 489,842               $ 485,481          1.6
----------------------------------------------------------------------------------------------------------------------------------

Net premium on mark to market adjustment                                               15,423
----------------------------------------------------------------------------------------------------------------------------------
TOTAL CONSOLIDATED DEBT                                                  7.17%    $ 1,738,211             $ 1,589,134          5.4
----------------------------------------------------------------------------------------------------------------------------------
One Post                                                                 6.90%         16,910      Dec-02      16,112
----------------------------------------------------------------------------------------------------------------------------------
COMPANY'S PRO RATA SHARE OF JOINT
  VENTURE DEBT                                                           6.90%       $ 16,910                $ 16,112          2.7
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL CONSOLIDATED AND PRO-RATA SHARE
  OF JOINT VENTURE DEBT                                                  7.16%    $ 1,755,121             $ 1,605,246          5.4
----------------------------------------------------------------------------------------------------------------------------------

(a)  Note is unsecured.


-----------------------------------------------------------------------------------------------------------------------------------
DEBT MATURITY SCHEDULE (EXCLUDES SCHEDULED
PRINCIPAL PAYMENTS)
(As of 3/31/00)

------------------------------------------------------------------------------------------------------------------------------------
                                                      2000          2001            2002         2003         2004           2005
                                                      ----          ----            ----         ----         ----           ----
SECURED DEBT
 TransPotomac Plaza                               $ 65,000
 Seaport Centre                                                $  56,295
 West Wilshire Office and Medical                                               $ 16,090
 Searise Office Tower                                                           $ 11,052
 Exposition Centre                                                              $  4,760
 Wilshire Palisades                                                             $ 26,658
 120 Montgomery                                                                 $ 46,342
 One Post                                                                       $ 16,112
 Norris Tech Center                                                                          $ 14,818
 110 Atrium Place                                                                                         $ 19,821
 527 Madison Avenue and One Lincoln Centre                                                                $ 65,000
 Sixty State Street                                                                                                      $ 72,267
 Island Corporate Center                                                                                                 $ 12,275
 Washington Mutual Tower                                                                                                 $ 79,100
 Janss Court                                                                                                             $ 15,575
 Norwest Center                                                                                                          $110,000
 Agoura Hills                                                                                                            $  9,504
 Bayhill 4,5,6 & 7
 Market Square and 200 Galleria
 Corporate 500 Centre
 188 Embarcadero
 Centerside II
 700 North Brand
 Golden Bear Center
 Bixby Ranch
 One Memorial
 Peninsula Office Park 1,3,4,5,6,8 & 9
 Embarcadero Place A,B,C,D
 201 California Street
 Tower 56
 125 Summer Street
------------------------------------------------------------------------------------------------------------------------------------
TOTAL SECURED DEBT                                  65,000        56,295         121,014       14,818       84,821        298,721
------------------------------------------------------------------------------------------------------------------------------------
UNSECURED DEBT
 Convertible Promissory Note due 2001                          $  12,926
 $550.0 Million Line of Credit                                 $ 355,100
------------------------------------------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBT                                     -       368,026            -            -            -              -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DEBT                                         $65,000     $ 424,321        $121,014     $ 14,818     $ 84,821       $298,721
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
DEBT MATURITY SCHEDULE (EXCLUDES SCHEDULED
PRINCIPAL PAYMENTS)
(As of 3/31/00)

------------------------------------------------------------------------------------------------------------------------------------
                                                       2006              2007               2008              2009          TOTAL
                                                       ----              ----               ----              ----          -----
SECURED DEBT
 TransPotomac Plaza
 Seaport Centre
 West Wilshire Office and Medical
 Searise Office Tower
 Exposition Centre
 Wilshire Palisades
 120 Montgomery
 One Post
 Norris Tech Center
 110 Atrium Place
 527 Madison Avenue and One Lincoln Centre
 Sixty State Street
 Island Corporate Center
 Washington Mutual Tower
 Janss Court
 Norwest Center
 Agoura Hills
 Bayhill 4,5,6 & 7                                 $ 45,878
 Market Square and 200 Galleria                                     $ 120,000
 Corporate 500 Centre                                                                  $  70,314
 188 Embarcadero                                                                                          $ 12,397
 Centerside II                                                                                            $ 19,266
 700 North Brand                                                                                          $ 21,397
 Golden Bear Center                                                                                       $ 16,265
 Bixby Ranch                                                                                              $ 22,661
 One Memorial                                                                                             $ 50,138
 Peninsula Office Park 1,3,4,5,6,8 & 9                                                                    $ 70,026
 Embarcadero Place A,B,C,D                                                                                $ 30,313
 201 California Street                                                                                    $ 35,363
 Tower 56                                                                                                 $ 19,884
 125 Summer Street                                                                                        $ 62,649
-------------------------------------------------------------------------------------------------------------------
TOTAL SECURED DEBT                                   45,878           120,000             70,314           360,359     $1,237,220
-------------------------------------------------------------------------------------------------------------------
UNSECURED DEBT
 Convertible Promissory Note due 2001
 $550.0 Million Line of Credit
-------------------------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBT                                   -                 -                  -                 -        $  368,026
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DEBT                                         $ 45,878         $ 120,000          $  70,314         $ 360,359     $1,605,246
------------------------------------------------------------------------------------------------------------------------------------

                                 PORTFOLIO DATA

--------------------------------------------------------------------------------
REGIONAL SUMMARY
(as of 3/31/00)




              Square Feet % Square Feet    % NOI       MSA's

ALL PROPERTIES 18,202,783                                 16
CBD             9,021,370         49.6%    53.3%
Suburban        9,181,413         50.4%    46.7%


REGIONAL DISTRIBUTION BASED ON NOI AND SQUARE FEET
(As of 3/31/00)




------------------------------------------------------------------------------------------------------------------------
                  CBD                             SUBURBAN                           ALL PROPERTIES
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
              Square Feet % Square Feet  % NOI   Square Feet % Square Feet   % NOI   Square Feet % Square Feet  % NOI
------------------------------------------------------------------------------------------------------------------------
Northeast       3,599,736         19.8%    25.3%     657,466          3.6%      3.8%   4,257,202        23.4%     29.0%
Central                 0          0.0%     0.0%     976,079          5.4%      4.6%     976,079         5.4%      4.6%
Pacific         1,934,347         10.6%     8.3%   6,663,381         36.6%     35.0%   8,597,728        47.2%     43.3%
West            2,271,999         12.5%    12.1%     451,789          2.5%      1.8%   2,723,788        15.0%     13.8%
Southeast       1,215,288          6.7%     7.6%     432,698          2.4%      1.7%   1,647,986         9.1%      9.3%
------------------------------------------------------------------------------------------------------------------------
  TOTAL         9,021,370         49.6%    53.3%   9,181,413         50.4%     46.7%  18,202,783       100.0%    100.0%
------------------------------------------------------------------------------------------------------------------------


                                     [CHART]

--------------------------------------------------------------------------------------------
SUMMARY OF MSAS
(as of 3/31/00)


           MSA               STATE       # BUILDINGS  SQUARE FEET % SQUARE FEET       % NOI
           ---------------------------------------------------------------------------------

         1 San Francisco     CA                   19    3,040,481        16.7%        17.8%
         2 Boston            MA                    5    2,884,826        15.8%        18.9%
         3 Atlanta           GA                    2    1,647,986         9.1%         9.3%
         4 Seattle           WA                    5    1,469,741         8.1%         7.5%
         5 Oakland           CA                   10    1,415,358         7.8%         5.4%
         6 San Jose (a)      CA                   10    1,093,729         6.0%         6.5%
         7 Minneapolis       MN                    1    1,117,439         6.1%         6.1%
         8 Los Angeles       CA                    9    1,108,009         6.1%         6.1%
         9 Washington D.C.   DC,VA                 5      993,411         5.5%         7.1%
        10 Chicago           IL                    5      976,079         5.4%         4.6%
        11 Orange County     CA                    3      710,115         3.9%         2.6%
        12 Sacramento        CA                    2      575,336         3.2%         2.7%
        13 San Diego         CA                    2      420,502         2.3%         1.3%
        14 New York          NY                    2      378,965         2.1%         3.0%
        15 Ventura           CA                    3      234,198         1.3%         0.9%
        16 Salt Lake City    UT                    1      136,608         0.8%         0.3%

           ---------------------------------------------------------------------------------
           Total                                  84   18,202,783         100%         100%
           ---------------------------------------------------------------------------------

(a) Excludes 94,500 sf for the Pruneyard Inn.

--------------------------------------------------------------------------------------------------
OCCUPANCY SUMMARY
--------------------------------------------------------------------------------------------------
(as of 3/31/00)


--------------------------------------------------------------------------------------------------
                               SUMMARY BY REGION
--------------------------------------------------------------------------------------------------
                SQUARE FOOTAGE                                PERCENTAGE
                   OCCUPIED     LEASED     VACANT       TOTAL  OCCUPIED   LEASED   VACANT   TOTAL
Central             925,429      2,729     47,921     976,079     94.8%     0.3%     4.9%  100.0%
Northeast         4,135,399          -    121,803   4,257,202     97.1%     0.0%     2.9%  100.0%
Southeast         1,614,878          -     33,108   1,647,986     98.0%     0.0%     2.0%  100.0%
Southwest                 -          -          -           -    n/a      n/a      n/a      n/a
West              2,678,775          -     45,013   2,723,788     98.3%     0.0%     1.7%  100.0%
Pacific           8,250,742    135,089    211,897   8,597,728     96.0%     1.6%     2.5%  100.0%
TOTAL (1)        17,605,223    137,818    459,742  18,202,783     96.7%     0.8%     2.5%  100.0%



--------------------------------------------------------------------------------------------------
                            SUMMARY CBD VS SUBURBAN
--------------------------------------------------------------------------------------------------
                SQUARE FOOTAGE                                PERCENTAGE
                   OCCUPIED     LEASED     VACANT       TOTAL  OCCUPIED   LEASED   VACANT   TOTAL
CBD               8,829,721      7,157    184,492   9,021,370     97.9%     0.1%     2.0%  100.0%
Suburban          8,775,502    130,661    275,250   9,181,413     95.6%     1.4%     3.0%  100.0%
TOTAL (1)        17,605,223    137,818    459,742  18,202,783     96.7%     0.8%     2.5%  100.0%


(1) Excludes Pruneyard Inn square footage of 94,500 square feet

-------------------------------------------------------------------------------
10 LARGEST TENANTS - BASED ON ANNUALIZED BASE RENT
(as of 3/31/00)


-------------------------------------------------------------------------------

                                                                PERCENTAGE OF
                                                                 AGGREGATE                   PERCENTAGE OF
                                              WEIGHTED AVERAGE   PORTFOLIO     AGGREGATE      AGGREGATE
                                  NUMBER OF   REMAINING LEASE    ANNUALIZED    RENTABLE        OCCUPIED
TENANT (A)                        BUILDINGS   TERMS IN MONTHS(B)   RENT(C)    SQUARE FEET    SQUAR FEET
---------------------------------------------------------------------------------------------------------
Norwest Corporation [Wells Fargo]     5            190                3.6%      557,275          3.2%
Massachusetts Financial Services      1            155                2.7%      353,663          2.0%
Hale & Dorr                           1            158                2.5%      308,214          1.8%
King & Spalding                       1             72                2.2%      364,826          2.1%
Wachovia Bank                         1            105                2.2%      380,442          2.2%
The New England Life                  2            102                1.5%      215,960          1.2%
Perkins Coie                          3            129                1.3%      241,994          1.4%
Houghton Mifflin                      1             83                1.2%      245,629          1.4%
PeopleSoft Corporation                1            101                1.0%      211,000          1.2%
McKesson                              1             88                0.7%      264,798          1.5%

------------------------------------------------------------------------------------------------------
 TOTAL \ WEIGHTED AVERAGE (B)                      125               18.9%    3,143,801         17.9%
------------------------------------------------------------------------------------------------------

(a) Actual tenant may be a susidiary of, or an entity affiliated with, the named tenant.
(b) Weighted Average calculation based on aggregate rentable square footage occupied by each tenant.
(c) Annualized Rent is the monthly gross contractual base rent under existing leases as of December 31, 1999 multiplied by 12.

----------------------------------------------------------------------------------------------------------------
LEASE EXPIRATION
(as of 3/31/00)


                                                    2000 AND   2001         2002         2003         2004
                                              MONTH TO MONTH
----------------------------------------------------------------------------------------------------------------
CENTRAL REGION TOTALS   Square Feet (1)            86,641       52,162       94,641      197,412       53,193
                        % Square Feet (2)            0.5%         0.3%         0.5%         1.1%         0.3%
                        Annualized Rent (3)     2,412,099    1,779,706    2,779,557    5,900,176    1,461,882
                        Number  of Leases               -            -            -            -            -
                        Rent Per Square Foot      $ 27.84      $ 34.12      $ 29.37      $ 29.89      $ 27.48
----------------------------------------------------------------------------------------------------------------
NORTHEAST REGION TOTALS Square Feet (1)            89,546      373,391      566,119      361,257      342,086
                        % Square Feet (2)            0.5%         2.1%         3.1%         2.0%         1.9%
                        Annualized Rent (3)     3,013,344   18,285,375   20,908,460   14,767,019   13,580,853
                        Number  of Leases              19           30           28           33           28
                        Rent Per Square Foot      $ 33.65      $ 48.97      $ 36.93      $ 40.88      $ 39.70
----------------------------------------------------------------------------------------------------------------
SOUTHEAST REGION TOTALS Square Feet (1)            61,888      158,931      172,869       88,700       71,393
                        % Square Feet (2)            0.3%         0.9%         0.9%         0.5%         0.4%
                        Annualized Rent (3)     1,348,310    3,945,905    3,737,927    2,176,901    1,903,960
                        Number  of Leases              18           18           11           14           13
                        Rent Per Square Foot      $ 21.79      $ 24.83      $ 21.62      $ 24.54      $ 26.67
----------------------------------------------------------------------------------------------------------------
SOUTHWEST REGION TOTALS Square Feet (1)                 -            -            -            -            -
                        % Square Feet (2)            0.0%         0.0%         0.0%         0.0%         0.0%
                        Annualized Rent (3)             -            -            -            -            -
                        Number  of Leases               -            -            -            -            -
                        Rent Per Square Foot          $ -          $ -          $ -          $ -          $ -
----------------------------------------------------------------------------------------------------------------
WEST REGION TOTALS      Square Feet (1)           164,505      156,488      304,816      579,590      408,280
                        % Square Feet (2)            0.9%         0.9%         1.7%         3.2%         2.2%
                        Annualized Rent (3)     5,169,401    3,422,383    7,172,712   15,072,568   12,146,940
                        Number  of Leases              26           25           29           37           34
                        Rent Per Square Foot      $ 31.42      $ 21.87      $ 23.53      $ 26.01      $ 29.75
----------------------------------------------------------------------------------------------------------------
PACIFIC REGION TOTALS   Square Feet (1)           695,012      808,992    1,567,256    1,211,003    1,065,138
                        % Square Feet (2)            3.8%         4.4%         8.6%         6.7%         5.9%
                        Annualized Rent (3)    16,680,574   22,576,970   43,069,426   35,068,301   32,635,619
                        Number  of Leases             130          153          190          180          141
                        Rent Per Square Foot      $ 24.00      $ 27.91      $ 27.48      $ 28.96      $ 30.64
----------------------------------------------------------------------------------------------------------------
PORTFOLIO TOTALS        Square Feet (1)         1,097,592    1,549,964    2,705,701    2,437,962    1,940,090
                        % Square Feet (2)            6.0%         8.5%        14.9%        13.4%        10.7%
                        Annualized Rent (3)    28,623,729   50,010,339   77,668,082   72,984,965   61,729,254
                        Number  of Leases             193          226          258          264          216
                        Rent Per Square Foot      $ 26.08      $ 32.27      $ 28.71      $ 29.94      $ 31.82
----------------------------------------------------------------------------------------------------------------


TABLE CONT.                                        2005        2006         2007        2008      2009 AND    TOTALS
                                                                                                   BEYOND
----------------------------------------------------------------------------------------------------------------------------
CENTRAL REGION TOTALS   Square Feet (1)             11,814      17,848      100,899     116,731     191,523       922,864
                        % Square Feet (2)             0.1%        0.1%         0.6%        0.6%        1.1%          5.1%
                        Annualized Rent (3)        332,091     447,661    2,406,401   3,603,198   3,351,900    24,474,672
                        Number  of Leases                -           -            -           -           -             -
                        Rent Per Square Foot       $ 28.11     $ 25.08      $ 23.85     $ 30.87     $ 17.50       $ 24.22
----------------------------------------------------------------------------------------------------------------------------
NORTHEAST REGION TOTALS Square Feet (1)            291,712     145,838      511,807     278,976   1,180,994     4,141,726
                        % Square Feet (2)             1.6%        0.8%         2.8%        1.5%        6.5%         22.8%
                        Annualized Rent (3)     11,971,732   5,901,310   20,637,814  14,044,901  52,472,420   175,583,229
                        Number  of Leases               15           5           24          11          27           220
                        Rent Per Square Foot       $ 41.04     $ 40.46      $ 40.32     $ 50.34     $ 44.43       $ 42.39
----------------------------------------------------------------------------------------------------------------------------
SOUTHEAST REGION TOTALS Square Feet (1)             25,392     503,585            -     495,736      32,186     1,610,680
                        % Square Feet (2)             0.1%        2.8%         0.0%        2.7%        0.2%          8.8%
                        Annualized Rent (3)        606,841  16,216,904            -  15,997,311     651,831    46,585,888
                        Number  of Leases                6           4            -           4           2            90
                        Rent Per Square Foot       $ 23.90     $ 32.20          $ -     $ 32.27     $ 20.25       $ 28.92
----------------------------------------------------------------------------------------------------------------------------
SOUTHWEST REGION TOTALS Square Feet (1)                  -           -            -           -           -             -
                        % Square Feet (2)             0.0%        0.0%         0.0%        0.0%        0.0%          0.0%
                        Annualized Rent (3)              -           -            -           -           -             -
                        Number  of Leases                -           -            -           -           -             -
                        Rent Per Square Foot           $ -         $ -          $ -         $ -         $ -           $ -
----------------------------------------------------------------------------------------------------------------------------
WEST REGION TOTALS      Square Feet (1)            111,237      10,788      154,064         366     787,550     2,677,684
                        % Square Feet (2)             0.6%        0.1%         0.8%        0.0%        4.3%         14.7%
                        Annualized Rent (3)      2,826,280     241,969    3,418,803       9,842  27,445,726    76,926,624
                        Number  of Leases               17           5            2           1           8           184
                        Rent Per Square Foot       $ 25.41     $ 22.43      $ 22.19     $ 26.89     $ 34.85       $ 28.73
----------------------------------------------------------------------------------------------------------------------------
PACIFIC REGION TOTALS   Square Feet (1)            622,658     518,348      687,348     346,882     729,632     8,252,269
                        % Square Feet (2)             3.4%        2.8%         3.8%        1.9%        4.0%         45.3%
                        Annualized Rent (3)     20,123,879  14,449,489   21,684,036  10,938,003  20,299,829   237,526,127
                        Number  of Leases               57          29           15          23          57           975
                        Rent Per Square Foot       $ 32.32     $ 27.88      $ 31.55     $ 31.53     $ 27.82       $ 28.78
----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TOTALS        Square Feet (1)          1,062,813   1,196,407    1,454,118   1,238,691   2,921,885    17,605,223
                        % Square Feet (2)             5.8%        6.6%         8.0%        6.8%       16.1%         96.7%
                        Annualized Rent (3)     35,860,823  37,257,333   48,147,054  44,593,255 104,221,707   561,096,540
                        Number  of Leases               95          43           41          39          94         1,469
                        Rent Per Square Foot       $ 33.74     $ 31.14      $ 33.11     $ 36.00     $ 35.67       $ 31.87
----------------------------------------------------------------------------------------------------------------------------

 (1) Total net rentable square feet represented by expiring leases.
 (2) Percentage of total net rentable feet represented by expiring leases.
 (3) Annualized Rent is the monthly contractual rent under existing leases as of December 31, 1999 multiplied by 12. This amount reflects total base rent before any rent abatements, but includes expense reimbursements.

ROLLOVER OF TOP 10 MARKETS - BASED ON ANNUALIZED RENT
(as of 3/31/00)


                                 EXPIRATION YEAR
                 ---------------------------------------------------------------
                            2000           2001         2002           TOTAL
                 ---------------------------------------------------------------
                    PERCENTAGE OF TOTAL PORTFOLIO RENT EXPIRING

Boston, MA                 0.05%          1.52%        3.12%           4.69%
San Francisco, CA          0.91%          1.02%        2.14%           4.08%
Atlanta, GA                0.32%          0.94%        0.89%           2.15%
Seattle, WA                0.29%          0.47%        1.41%           2.17%
Washington DC              0.35%          0.76%        0.22%           1.33%
Minneapolis, MN            0.71%          0.08%        0.22%           1.00%
San Jose, CA               0.41%          0.97%        0.62%           2.00%
Oakland, CA                1.03%          1.77%        1.29%           4.08%
Los Angeles, CA            0.76%          1.47%        1.51%           3.74%
Chicago, IL                0.48%          0.29%        0.52%           1.28%

-------------------------------------------------------------------------------
PORTFOLIO BY SIC CODE
(as of 3/31/00)

--------------------------------------------------------------------------------------------------------------------------
                                                                                                          PERCENT OF TOTAL
     SIC CODE       STANDARD INDUSTRIAL CLASSIFICATION                      OCCUPIED SQUARE FEET        OCCUPIED PORTFOLIO
        73          Business Services                                                 2,438,277                13.8%
        81          Legal Services                                                    3,155,285                17.9%
        60          Financial Institutions                                            1,636,907                 9.3%
        48          Communications                                                      429,380                 2.4%
        87          Engineering & Management/ Consulting Services                     1,547,064                 8.8%
        62          Securities & Commodities Brokers                                  1,828,674                10.4%
        63          Insurance Carriers                                                1,467,917                 8.3%
        91          Government                                                           89,776                 0.5%
        13          Oil & Gas                                                            27,558                 0.2%
        65          Real Estate                                                         439,219                 2.5%
        72          Retail/Personal Services                                             23,059                 0.1%
        64          Insurance Agents & Related Services                                 102,516                 0.6%
        50          Wholesale goods                                                     708,206                 4.0%
        47          Transportation                                                      107,793                 0.6%
        35          Equipment Manufacturing                                             376,609                 2.1%
        20          Food & Beverage                                                     490,161                 2.8%
        27          Publishing                                                          436,286                 2.5%
        82          Educational Services                                                110,314                 0.6%
        15          Construction                                                         21,530                 0.1%
        80          Health Services                                                     213,331                 1.2%
        08          Forestry                                                                  -                 0.0%
        83          Social Services                                                      38,751                 0.2%
      Various       Other                                                             1,916,610                10.9%
=====================================================================================================================
                        SQUARE FEET OCCUPIED BY TENANTS AT 3/31/00                   17,605,223                 100%
=====================================================================================================================

OFFICE PROPERTY STATISTICS
(as of 3/31/00)
--------------------------------------------------------------------------------------------------------------------------

                                                                               Percent
                                                                Approximate    of Total
                                                                  Rentable     Portfolio                Annualized
PRIMARY MARKET                        Number of   Year Built      Square       Rentable      Percent       Rent
                                      Buildings   /Renovated       Feet        Square Feet  Occupied    (000's)(n)  (a)
                           SUB MARKET
------------------------------------------------------------------------------------------------------------------------
CENTRAL REGION
CHICAGO

                          LAKE COUNTY
Corporate 500 Centre (k)                 4        1986/1990       679,039          3.7%        98.2%       17,389

                            OAK BROOK

One Lincoln Centre                       1         1986           297,040          1.6%        87.1%        7,086
--------------------------------------------------------------------------------------------------------------------

CENTRAL REGION TOTAL/WEIGHTED AVERAGE    5                        976,079          5.4%        94.8%       24,475
--------------------------------------------------------------------------------------------------------------------

NORTHEAST REGION

BOSTON
-------

                       EAST CAMBRIDGE


One Memorial Drive (b)                   1         1985           352,764          1.9%        99.8%       13,755

                   FINANCIAL DISTRICT
125 Summer Street                        1         1989           463,691          2.5%        79.0%       12,179
Sixty State Street (a)                   1         1979           823,014          4.5%       100.0%       29,207

                             BACK BAY
500 Boylston Street                      1         1988           714,513          3.9%       100.0%       39,975
222 Berkeley Street                      1         1991           530,844          2.9%        99.8%       26,306

NEW YORK
---------

                       PARK/LEXINGTON
Tower 56                                 1         1983           163,633          0.9%        97.5%        7,765

                       MADISON AVENUE
527 Madison Avenue                       1         1986           215,332          1.2%        99.6%       11,499

WASHINGTON D.C.
---------------
                                  CBD
Market Square (j)                        2         1990           688,709          3.8%        99.3%       27,649

                  ALEXANDRIA/OLD TOWN

11 Canal Center                          1         1986            70,365          0.4%        95.5%        1,720
99 Canal Center                          1         1986           137,945          0.8%        97.6%        3,361
TransPotomac Plaza                       1         1983            96,392          0.5%        93.8%        2,167
-------------------------------------------------------------------------------------------------------- -----------

NORTHEAST REGION TOTAL/WEIGHTED AVERAGE 12                      4,257,202         23.4%       97.1%       175,583
-------------------------------------------------------------------------------------------------------- -----------

SOUTHEAST REGION
ATLANTA
-------

                                  CBD
191 Peachtree Street (d)                 1         1991         1,215,288          6.7%        97.7%       37,101

                            NORTHEAST

200 Galleria                             1         1985           432,698          2.4%        98.8%        9,484
-------------------------------------------------------------------------------------------------------- -----------

SOUTHEAST REGION TOTAL/WEIGHTED AVERAGE  2                      1,647,986          9.1%        98.0%       46,586
-------------------------------------------------------------------------------------------------------- -----------

WEST REGION
MINNEAPOLIS
------------

                      MINNEAPOLIS CBD

Norwest Center (i)                       1         1988         1,117,439          6.1%       100.0%       38,895

SALT LAKE CITY
--------------

                  CENTRAL VALLEY EAST

U.S. West (c)                            1         1985           136,608          0.8%        80.9%        2,038

SEATTLE
--------

                         BELLEVUE CBD
110 Atrium Place (c)                     1         1981           215,172          1.2%       100.0%        5,323

                                  CBD

Washington Mutual Tower (e)              3         1988         1,154,560          6.3%        98.7%       28,132

                        I-90 CORRIDOR
Island Corporate Center (c)              1         1987           100,009          0.5%        95.6%        2,230

WEST REGION TOTAL/WEIGHTED AVERAGE       7                      2,723,788          15.0%       98.3%       76,618
-------------------------------------------------------------------------------------------------------- -----------


TABLE CONT.

                                                 Percent of                Annualized
                                                 Portfolio                  Rent Per
PRIMARY MARKET                        Number of  Annualized  Number of      Occupied
                                      Buildings   Rent        Leases      Square Foot
                           SUB MARKET
-------------------------------------------------------------------------------------
CENTRAL REGION
CHICAGO

                          LAKE COUNTY
Corporate 500 Centre (k)                 4          3.1%        42          $26.08

                            OAK BROOK

One Lincoln Centre                       1          1.3%        39          $27.38
----------------------------------------------------------------------------------

CENTRAL REGION TOTAL/WEIGHTED AVERAGE    5          4.4%        81          $26.45
----------------------------------------------------------------------------------

NORTHEAST REGION

BOSTON
-------

                       EAST CAMBRIDGE


One Memorial Drive (b)                   1          2.5%        12          $39.07

                   FINANCIAL DISTRICT
125 Summer Street                        1          2.2%        20          $33.25
Sixty State Street (a)                   1          5.2%        33          $35.50

                             BACK BAY
500 Boylston Street                      1          7.1%        30          $55.95
222 Berkeley Street                      1          4.7%        30          $49.66

NEW YORK
---------

                       PARK/LEXINGTON
Tower 56                                 1          1.4%        42          $48.67

                       MADISON AVENUE
527 Madison Avenue                       1          2.1%        21          $53.62

WASHINGTON D.C.
---------------
                                  CBD
Market Square (j)                        2          4.9%        57          $40.43

                  ALEXANDRIA/OLD TOWN

11 Canal Center                          1          0.3%         6           $25.61
99 Canal Center                          1          0.6%        18           $24.97
TransPotomac Plaza                       1          0.4%        12           $23.97
---------------------------------------------------------------------------------------
NORTHEAST REGION TOTAL/WEIGHTED AVERAGE 12          31.3%      281           $42.46
--------------------------------------------------------------------------------------

SOUTHEAST REGION
ATLANTA
-------
                                  CBD
191 Peachtree Street (d)                 1          6.6%        31          $31.25

                            NORTHEAST
200 Galleria                             1          1.7%        57          $22.18
---------------------------------------------------------------------------------------
SOUTHEAST REGION TOTAL/WEIGHTED AVERAGE  2          8.3%        88          $28.85
---------------------------------------------------------------------------------------

WEST REGION
MINNEAPOLIS
------------

                      MINNEAPOLIS CBD

Norwest Center (i)                       1          6.9%        35          $34.81
SALT LAKE CITY
--------------

                  CENTRAL VALLEY EAST
U.S. West (c)                            1          0.4%        18          $18.44

SEATTLE
--------

                         BELLEVUE CBD
110 Atrium Place (c)                     1          0.9%        28          $24.74

                                  CBD

Washington Mutual Tower (e)              3          5.0%        82          $24.68

                        I-90 CORRIDOR
Island Corporate Center (c)              1          0.4%        17          $23.32
---------------------------------------------------------------------------------------
WEST REGION TOTAL/WEIGHTED AVERAGE       7         13.7%       180          $28.60
---------------------------------------------------------------------------------------


                                                                               Percent
                                                                Approximate    of Total
                                                                  Rentable     Portfolio                Annualized
PRIMARY MARKET                        Number of   Year Built      Square       Rentable      Percent       Rent
                                      Buildings   /Renovated       Feet        Square Feet  Occupied    (000's)(n)
                           SUB MARKET
---------------------------------------------------------------------------------------------------------------------

PACIFIC REGION
LOS ANGELES
------------

                            BRENTWOOD
West Wilshire (c)                        2        1960 - 1976     235,787        1.3%         91.7%      5,073

                             GLENDALE
700 North Brand (c)                      1         1981           202,531        1.1%         95.8%      5,476

                         SANTA MONICA
429 Santa Monica (c)                     1         1982            83,243        0.5%         77.3%      1,804
Commerce Park (c)                        1         1977            94,367        0.5%        100.0%      1,607
Janss Court (c)(l)                       1         1989           125,709        0.7%         99.0%      4,393
Searise Office Tower (c)                 1         1975           122,292        0.7%        100.0%      3,605
Wilshire Palisades (h)                   1         1981           186,714        1.0%         99.5%      8,940

                             WESTWOOD
Warner Park Center (c)                   1         1986            57,366        0.3%        100.0%      1,635

OAKLAND
-------

                             BERKELEY
Golden Bear Center (c)                   1         1986           160,587        0.9%         99.3%      4,361

                              CONCORD
Corporate Centre (c)                     2    1   1985 - 1987     329,348        1.8%         93.6%      6,948

                           PLEASANTON
Park Plaza (c)                           1         1986            87,040        0.5%         92.2%      1,725
PeopleSoft (c)                           1         1984           277,562        1.5%        100.0%      7,179

                            SAN RAMON
Norris Tech (c)                          3    1   1984 - 1990     260,513        1.4%         96.2%      3,852
ADP Plaza (c)                            2    1   1987 - 1989     300,308        1.6%         95.1%      6,920

ORANGE COUNTY
-------------
                              AIRPORT
18301 Von Karman (c)                     1         1991           219,508        1.2%         88.9%      4,936

                       TOWN & COUNTRY
2677 North Main (c)                      1         1987           213,318        1.2%         86.3%      4,258

      UNCLASSIFIED WEST ORANGE COUNTY
Bixby Ranch (c)                          1         1987           277,289        1.5%         92.9%      6,152

SACRAMENTO
----------

                   POINT WEST/TRIBUTE
Exposition Centre (c)                    1         1984            72,971        0.4%         67.3%      1,055

                                  CBD
400 Capital Mall (m)                     1         1992           502,365        2.8%        100.0%     13,973

SAN DIEGO
--------

                       MISSION VALLEY
Centerside II (c)                        1         1987           286,949        1.6%         92.4%      5,347
Crossroads (c)                           1         1983           133,553        0.7%        100.0%      2,445

SAN FRANCISCO
-------------

                           BURLINGAME
Bay Park Plaza (c)                       2    1   1985 - 1998     257,058        1.4%        100.0%      8,813
One Bay Plaza (c)                        1         1979           176,533        1.0%         84.1%      5,733

                   FINANCIAL DISTRICT
120 Montgomery (c)                       1         1955           420,310        2.3%         96.5%     11,288
188 Embarcadero (c)                      1         1985            85,183        0.5%         98.9%      3,337
201 California (h)                       1         1980           240,230        1.3%         90.8%      8,206
One Post (c)                             1         1969           391,450        2.2%         99.3%     11,688

                         REDWOOD CITY
Seaport Centre (c)                       1         1988           463,418        2.5%        100.0%     16,494

                            SAN BRUNO
Bayhill  (c)                             4    1   1982 - 1987     514,255        2.8%         97.6%     15,395

                            SAN MATEO
Peninsula Office Park (c)                7    1   1971 - 1998     492,044        2.7%        100.0%     17,511


TABLE CONT.

                                                                 Percent of                Annualized
                                                                 Portfolio                  Rent Per
PRIMARY MARKET                        Number of   Year Built     Annualized  Number of      Occupied
                                      Buildings   /Renovated      Rent        Leases      Square Foot(a)
                           SUB MARKET
--------------------------------------------------------------------------------------------------------

PACIFIC REGION
LOS ANGELES
------------

                            BRENTWOOD
West Wilshire (c)                        2        1960 - 1976      0.9%          51          $23.46

                             GLENDALE
700 North Brand (c)                      1         1981            1.0%          20          $28.23

                         SANTA MONICA
429 Santa Monica (c)                     1         1982            0.3%          34          $28.05
Commerce Park (c)                        1         1977            0.3%          9           $17.03
Janss Court (c)(l)                       1         1989            0.8%          21          $35.28
Searise Office Tower (c)                 1         1975            0.6%          28          $29.48
Wilshire Palisades (h)                   1         1981            1.6%          14          $48.14

                             WESTWOOD
Warner Park Center (c)                   1         1986            0.3%          7           $28.51

OAKLAND
-------

                             BERKELEY
Golden Bear Center (c)                   1         1986            0.8%          19          $27.35

                              CONCORD
Corporate Centre (c)                     2    1   1985 - 1987      1.2%          56          $22.53

                           PLEASANTON
Park Plaza (c)                           1         1986            0.3%          8           $21.51
PeopleSoft (c)                           1         1984            1.3%          5           $25.86

                            SAN RAMON
Norris Tech (c)                          3    1   1984 - 1990      0.7%          7           $15.36
ADP Plaza (c)                            2    1   1987 - 1989      1.2%          23          $24.24

ORANGE COUNTY
-------------
                              AIRPORT
18301 Von Karman (c)                     1         1991            0.9%          34          $25.30

                       TOWN & COUNTRY
2677 North Main (c)                      1         1987            0.8%          22          $23.12

      UNCLASSIFIED WEST ORANGE COUNTY
Bixby Ranch (c)                          1         1987            1.1%          46          $23.88

SACRAMENTO
----------

                   POINT WEST/TRIBUTE
Exposition Centre (c)                    1         1984            0.2%          13          $21.47

                                  CBD
400 Capital Mall (m)                     1         1992            2.5%          42          $27.81

SAN DIEGO
--------

                       MISSION VALLEY
Centerside II (c)                        1         1987            1.0%          41          $20.17
Crossroads (c)                           1         1983            0.4%          11          $18.31

SAN FRANCISCO
-------------

                           BURLINGAME
Bay Park Plaza (c)                       2    1   1985 - 1998      1.6%          12          $34.29
One Bay Plaza (c)                        1         1979            1.0%          46          $38.61

                   FINANCIAL DISTRICT
120 Montgomery (c)                       1         1955            2.0%          86          $27.84
188 Embarcadero (c)                      1         1985            0.6%          9           $39.60
201 California (h)                       1         1980            1.5%          9           $37.62
One Post (c)                             1         1969            2.1%          33          $30.06

                         REDWOOD CITY
Seaport Centre (c)                       1         1988            2.9%          15          $35.59

                            SAN BRUNO
Bayhill  (c)                             4    1   1982 - 1987      2.7%          45          $30.66

                            SAN MATEO
Peninsula Office Park (c)                7    1   1971 - 1998      3.1%          38          $35.59

                                                                               Percent
                                                                Approximate    of Total
                                                                  Rentable     Portfolio                Annualized
PRIMARY MARKET                        Number of   Year Built      Square       Rentable      Percent       Rent
                                      Buildings   /Renovated       Feet        Square Feet  Occupied    (000's)(n)
                           SUB MARKET
-------------------------------------------------------------------------------------------------------------------
SAN JOSE
--------

                                  CBD
10 Almaden (c)                           1        1989             294,809       1.6%         100.0%      9,033

                             CAMPBELL
Pruneyard Inn (c)(g)                     1        1989              na            na            na       na
Pruneyard Office (c)(f)                  3        1971 - 1999       354,629      1.9%          96.0%     10,559
Pruneyard Shopping Center (c)            1        1970s             252,210      1.4%          88.0%      5,353

                            PALO ALTO
Embarcadero Place (c)                    4        1984              192,081      1.1%         100.0%      7,148

VENTURA
-------

                        CONEJO VALLEY
Agoura Hills (c)                         1        1987              115,208      0.6%         100.0%      2,470
Westlake Spectrum (c)                    2        1990              118,990      0.7%         100.0%      2,811
-----------------------------------------------------------------------------------------------------------------
PACIFIC REGION TOTAL/WEIGHTED AVERAGE   58                        8,597,728     47.2%         96.0%    237,526
-----------------------------------------------------------------------------------------------------------------
Portfolio Total/Weighted Average        84                       18,202,783     100.0%         96.7%   560,788
==================================================================================================================


TABLE CONT.

                                                                 Percent of                Annualized
                                                                 Portfolio                  Rent Per
PRIMARY MARKET                        Number of   Year Built     Annualized  Number of      Occupied
                                      Buildings   /Renovated      Rent        Leases      Square Foot(a)
                           SUB MARKET
---------------------------------------------------------------------------------------------------------
SAN JOSE
--------

                                  CBD
10 Almaden (c)                           1        1989              1.6%      23               $30.64

                             CAMPBELL
Pruneyard Inn (c)(g)                     1        1989               na       na                 na
Pruneyard Office (c)(f)                  3        1971 - 1999       1.9%      82               $31.02
Pruneyard Shopping Center (c)            1        1970s             1.0%      50               $24.12

                            PALO ALTO
Embarcadero Place (c)                    4        1984              1.3%      8                $37.21

VENTURA
-------

                        CONEJO VALLEY
Agoura Hills (c)                         1        1987              0.4%      11               $21.44
Westlake Spectrum (c)                    2        1990              0.5%      10               $23.62
---------------------------------------------------------------------------------------------------------
PACIFIC REGION TOTAL/WEIGHTED AVERAGE   58                         42.4%     988               $28.79
---------------------------------------------------------------------------------------------------------
Portfolio Total/Weighted Average        84                        100.0%   1,618               $31.85
=========================================================================================================

(a)  On December 31, 1997, the Company purchased the second mortgage on Sixty State Street. The mortgage is a cash flow mortgage through which all the economic benefits/risks (subject to the first mortgage) will inure to the Company.
     The Company controls all major decisions regarding management and leasing. The total purchase price for the second mortgage was $131.5 million.

(b)  The Property was acquired by the Company in April 1998.

(c)  Property acquired as a result of the Wilson acquisition in December 1998.

(d)  While the Company's stated interest in the partnership that owns 191 Peachtree Street is 80%, its economic interest is significantly larger since it has acquired the first mortgage note on the Property in the amount of $145 million, which earns interest at 9.375%, and will receive a priority distribution on its acquired capital base. The partner in the transaction, CH Associates, Ltd., received an annual incentive distribution of $250,000 under the partnership agreement through February 28, 2000, with the Company receiving the remainder of the cash flow from the property.

(e)  While the Company's stated interest in the partnership which owns Washington Mutual Tower is 50%, its economic interest in the Property is significantly larger because of priority distributions it receives on its invested capital base. For the quarter ended March 31, 2000, the Company received 100% of the cash distributions from the partnership that owns
     Washington Mutual Tower.

(f)  Pruneyard Place construction was completed and occupied on April 1, 1999. The building was entirely pre-leased.

(g)  The Pruneyard Inn is a 94,500 sf three-story hotel. A 25,000 square foot expansion was completed in May 1999, increasing the number of rooms from 118 to 172.

(h)  The Property was acquired by the Company in June 1998.

(i)  While the Company's stated interest in the partnership which owns Norwest Center is 50%, its economic interest in the
     Property is significantly larger because of priority distributions it receives on its invested capital base. For the quarter ended March 31, 2000, the Company's share of earnings and cash distributions from the partnership that owns
     Norwest Center was 73.4%.

(j)  During 1998, through a series of transactions, the Company acquired partnership interests with a stated interest of approximately 70% in the partnerships that own Market Square. The Company's economic interest is significantly larger since it has acquired the first mortgage note on the Property in the amount of $181 million which earns interest at
     9.75%, and will receive a priority distribution on its acquired capital base. In addition, the Company acquired a "buffer loan", with accrued principal and interest of $49.0 million at purchase, which accrues interest at a rate of 11% per annum and is payable from cash flow, refinancing or sales proceeds from Market Square in excess of the first mortgage.
     During the quarter ended March 31, 2000, the Company received 100% of the cash flow from the Property.

(k)  The Property was acquired by the Company in January 1998.

(l)  Janss Court is a seven-story, 125,000 square foot Class A mixed-use building. Along with 92,000 square feet of retail and office space, Janss Court offers 32 apartments for a total of 33,000 rentable square feet of residential space.

(m)  The Property was acquired January 20, 2000.

(n)  Annualized Rent is the monthly contractual rent under existing leases as of March 31, 2000 multiplied by 12.

                                                       OFFICE MARKET GRAPHS

THE 54 MAJOR U.S. OFFICE MARKETS
COMPLETIONS, NET ABSORPTION* AND VACANCY RATES









                                     [CHART]



















         SOURCE: CB COMMERCIAL REAL ESTATE GROUP, INC./TORTO WHEATON RESEARCH AS OF 4TH QUARTER 1999 * CB Commercial Real Estate Group, Inc. / Torto Wheaton Research defines net absorption as the net change in multi-tenant occupied stock, in square feet, during that period.

THE COMPANY'S 10 LARGEST MARKETS
NET ABSORPTION *, COMPLETIONS AND VACANCY RATES





                                     [CHART]










         SOURCE: CB COMMERCIAL REAL ESTATE GROUP, INC./TORTO WHEATON RESEARCH AS OF 4TH QUARTER 1999 * CB Commercial Real Estate Group, Inc. / Torto Wheaton Research defines net absorption as the net change in multi-tenant occupied stock, in square feet, during that period.

-------------------------------------------------------------------------------
FOR THE COMPANY'S 10 LARGEST MARKETS
VACANCY RATES OF CLASS A OFFICE SPACE
COMPARED TO VACANCY RATES FOR ALL OFFICE SPACE






                            Direct Vacancy Rate for        Direct Vacancy Rate    CPP's Vacancy Rate for
                             Class A Office Space*        for All Office Space*        Office Space
                            --------------------------------------------------------------------------------

Boston, MA                           5.6%                          5.9%                    4.3%
San Francisco, CA                    3.0%                          3.0%                    2.0%
Atlanta, GA                          9.0%                         10.4%                    2.2%
Seattle, WA                          3.1%                          3.8%                    1.8%
Washington DC                        4.6%                          5.3%                    0.6%
Minneapolis, MN                      6.5%                          7.7%                    0.0%
San Jose, CA                         6.5%                          5.4%                    2.5%
Oakland, CA                          7.8%                          7.9%                    2.1%
Los Angeles, CA                     14.8%                         14.4%                    5.1%
Chicago, IL                          7.8%                          9.5%                    4.1%

-------------------------------------------------------------------------------------------------------------
All 10 Markets                       7.8%                          8.0%                    2.6%
-------------------------------------------------------------------------------------------------------------
Markets ordered based on CPP Net Operating Income


*Data through December 31, 1999.  CB Commercial Real Estate Group, Inc. / Torto Wheaton Research.